SHELTON FUNDS

European Growth & Income Fund

(the “Fund”)

Supplement dated February 28, 2018

to the

Prospectus and Statement of Additional Information dated January 1, 2018,

as amended and supplemented from time to time

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

Based on a recommendation by Shelton Capital Management, the adviser to the Fund, the Board of Trustees of Shelton Funds (the “Trust”) has approved a proposed reorganization (the “Reorganization”) of the Fund into the International Select Equity Fund (the “Acquiring Fund”), subject to the approval of the shareholders of the Fund.

To accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the acquisition of substantially all the assets of the Fund by the Acquiring Fund in exchange solely for Institutional Class and Investor Class shares of the Acquiring Fund, which would be distributed pro rata by the Fund to the holders of Direct Class and Class K shares of the Fund, respectively, in complete liquidation of the Fund. Direct Class and Class K shareholders of the Fund will become shareholders the Institutional Class and Investor Class shares, respectively, of the Acquiring Fund, receiving Institutional Class and Investor Class shares, respectively, of the Acquiring Fund equal in value to the Direct Class and Class K shares of the Fund held by the shareholders immediately prior to the Reorganization. The effect of the Reorganization will be that the Direct Class and Class K shareholders of the Fund will become Institutional Class and Investor Class shareholders, respectively, of the Acquiring Fund. The Reorganizations intended to qualify as a tax-free transaction for federal income tax purposes.

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The Trust will call a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization, the Reorganization is expected to take effect in the second quarter of 2018.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the Acquiring Fund. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

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You should read the combined prospectus/proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the combined prospectus/proxy statement at the Securities and Exchange Commission website at www.sec.gov once the combined prospectus/proxy statements have been mailed. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 1-800-955-9988, by writing the Trust at 1050 17th Street, Suite 1710, Denver, Colorado 80265, or by visiting www.sheltoncap.com.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, any shares of any Fund.

The participants in the proxy solicitation include Shelton Funds, Shelton Capital Management, and the Trustees of Shelton Funds.

Information regarding the Fund shares owned by Shelton Capital Management, by certain Shelton Capital Management employees and principals, and by each Trustee of the SCM Trust can be found in the Fund’s Statement of Additional Information, which can be obtained by calling 1-800-955-9988, by writing the Trust at 1050 17th Street, Suite 1710, Denver, Colorado 80265, or by visiting www.sheltoncap.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE